Exceptional Items	6 Months Ended
Jun. 30, 2018
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Exceptional Items
7.	EXCEPTIONAL ITEMS

IAS 1 Presentation of financial statements requires material items of income and expense to be disclosed separately. Exceptional items are items, which in management’s judgment need to be disclosed by virtue of their size or incidence in order for the user to obtain a proper understanding of the financial information. The company considers these items to be of significance in nature, and accordingly, management has excluded these from their segment measure of performance as noted in Note 5 Segment Reporting.

The exceptional items included in the income statement are as follows:

For the six-month period ended 30 June Million US dollar	2018	2017
Restructuring	(137)	(288)
Acquisition costs business combinations	(38)	(25)
Business and asset disposal (including impairment losses)	(21)	26

Impact on profit from operations	(196)	(287)

Exceptional net finance income/(cost)	(494)	(211)
Exceptional taxes	45	37
Exceptional non-controlling interest	(3)	9

Net impact on profit attributable to equity holders of AB InBev	(648)	(452)

The exceptional restructuring charges for the six-month period ended 30 June 2018 total (137)m US dollar (30 June 2017: (288)m US dollar). These charges primarily relate to the SAB integration. These changes aim to eliminate overlap or duplicated processes, taking into account the right match of employee profiles with the new organizational requirements. These one-time expenses, as a result of the series of decisions, provide the company with a lower cost base in addition to a stronger focus on AB InBev’s core activities, quicker decision-making and improvements to efficiency, service and quality.

Acquisition costs of business combinations amount to (38)m US dollar by the end of June 2018, primarily related to cost incurred to facilitate the combination with SAB and cost incurred to recover the Budweiser distribution rights in Argentina from Compañia Cervecerías Unidas S.A. (“CCU”) – see Note 12 Intangible assets. Acquisition costs of business combinations amounts to (25)m US dollar by the end June 2017, primarily related to cost incurred to facilitate the combination with SAB.

Business and asset disposals amount to (21)m US dollar as per 30 June 2018 and mainly result from the IFRS treatment of the 50:50 merger of AB InBev’s and Anadolu Efes’ Russia and Ukraine businesses and related transaction cost (see also Note 6 Acquisitions and disposals of subsidiaries). Business and asset disposals resulted in a net gain of 26m US dollar as per 30 June 2017 mainly attributable to proceeds from prior years’ sale of SeaWorld to Blackstone.

The company incurred exceptional net finance cost of (494)m US dollar for the six-month period ended 30 June 2018 (30 June 2017: (211)m US dollar cost) – see Note 8 Finance cost and income.

All the above amounts are before income taxes. The exceptional items as of 30 June 2018 decreased income taxes by 45m US dollar (30 June 2017: 37m US dollar decrease of income taxes).

Non-controlling interest on the exceptional items amounts to (3)m US dollar for the six-month period ended 30 June 2018 (30 June 2017: 9m US dollar).